                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: May 11, 2001
Date of Earliest Event Reported: Not Applicable



                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                     1-8422                95-4083087
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation               File Number)         Identification No.)


  4500 PARK GRANADA, CALABASAS CA                                 91302
(Address of principal executive offices)                       (Zip Code)






       Registrant's telephone number, including area code: (818) 225-3000

ITEM 9.  REGULATION FD DISCLOSURE


The materials set forth below represent:

(1) a press release announcing that Angelo R. Mozilo, Chairman, Chief Executive Officer and President of Registrant, will be speaking at the 2001 Convertible Conference sponsored by Morgan Stanley Dean Witter on May 11th, 2001; and

(2)  Mr. Mozilo's slide presentation in connection with such speech.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: May 11, 2001

                                COUNTRYWIDE CREDIT INDUSTRIES, INC.

                                By: /s/ Stanford L. Kurland

                                Stanford L. Kurland
                                Executive Managing Director and Chief Operating Officer

FOR IMMEDIATE RELEASE                      CONTACT:        Eric Sieracki
                                                           David Bigelow
                                                           (818) 225-3550
-------------------------------------------------------------------------------

                            COUNTRYWIDE TO PRESENT AT
                     MORGAN STANLEY DEAN WITTER CONVERTIBLE
                           CONFERENCE ON MAY 11, 2001

CALABASAS, CA (May 8, 2001) - Countrywide Credit Industries, Inc. (NYSE: CCR), a diversified financial services provider, is scheduled to participate at the 2001 Convertible Conference sponsored by Morgan Stanley Dean Witter on May 11th, 2001. Angelo R. Mozilo, Countrywide's Chairman, CEO & President, will be speaking at the conference on Friday, May 11th from 8:40 A.M. to 9:20 A.M. Pacific Daylight Time.

Attendance at the Morgan Stanley Dean Witter conference held May 8th - May 11th, 2001 in Half Moon Bay, CA is by invitation only. However, Countrywide will provide an audio webcast of Mr. Mozilo's speech with an accompanying slide presentation on its website www.countrywide.com. Interested parties may access this webcast by clicking on "Investor Relations" and looking under the "Management Presentations" heading. The audio and slide presentations will reside on Countrywide's website for the remainder of this year.

Certain of the information included in this conference presentation and slide presentation may contain forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical results or those anticipated due to a number of factors such as the direction and level of interest rates, competitive and general economic conditions in each of our business sectors, expense and loss levels in our mortgage, insurance and other business sectors, general economic conditions in the United States and abroad and in the domestic and international areas in which we do business, regulatory and legislative environments in which the company operates, changes in accounting and financial reporting standards, decisions by the company to change its business mix, and other risks detailed in documents filed by the company with the Securities and Exchange Commission from time to time. Words like "believe", "expect", "should", "may", "could", "anticipated", "promising" and other expressions which indicate future events and trends identify forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statements.

Founded in 1969, Countrywide Credit Industries, Inc. is a member of the S&P 500 and Forbes 500. The company provides consumer and business-to-business financial services in domestic and international markets. Consumer businesses include mortgages, consumer insurance and other retail financial products. Business-to-business activities encompass processing and technology, capital markets and B2B insurance.

Principal subsidiaries include Countrywide Home Loans, Inc., which originates, purchases, securitizes, sells and services home loans; Full Spectrum Lending, Inc., a sub-prime residential lender; LandSafe, Inc., a provider of loan closing services; Countrywide Insurance Services, Inc., a full service insurance agency; Countrywide Capital Markets, a mortgage-related investment banker; and Balboa Life and Casualty, a national provider of property, liability and life insurance. In addition, Countrywide owns 50 percent of Global Home Loans, a European mortgage banking joint venture.

For more information about the company, visit Countrywide's website at www.countrywide.com.

                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                                ANGELO R. MOZILO
                           CHAIRMAN, CEO AND PRESIDENT


                               [COUNTRYWIDE LOGO]


                               MORGAN STANLEY 2001
                             CONVERTIBLE CONFERENCE
                                  MAY 11, 2001


NYSE:CCR                                                     WWW.COUNTRYWIDE.COM

AGENDA
--------------------------------------------------------------------------------

-       Market Environment

-       Countrywide Today

-       Strategic Highlights

-       Countrywide Convertible Securities

-       Countrywide Outlook

                               MARKET ENVIRONMENT

ECONOMIC ENVIRONMENT:
SLOWER ECONOMY, LOWER INTEREST RATES
--------------------------------------------------------------------------------

-       Current environment is very favorable for Countrywide


-       Significant lowering of interest rates results in a refinance boom

- Industry application volume on track with 1998; Countrywide ahead of 1998 pace

INDUSTRY REFINANCE BOOM OPPORTUNITY:
2001 TREND RIVALS 1998 SO FAR
--------------------------------------------------------------------------------

                                    [GRAPH]

                     MBA Refinance
                   Application Index
                ------------------------
WEEK            2000-2001      1997-1998
Jun               338.5          414.6
Jun               335.4          497.3
July              371.9          542.8
July              359.6          595.9
July                346          689.3
Aug               360.1          718.8
Aug               403.3          577.2
Aug               383.6          552.9
Aug                 395          477.8
Sept              404.5          516.3
Sept              452.9          498.5
Sept              440.7          699.6
Sept              451.3          691.5
Sept              470.6          728.2
Oct                 475          845.5
Oct               498.6            703
Oct               587.2          683.1
Oct               654.6         1013.4
Nov               651.2            805
Nov               690.4          842.4
Nov               602.7          779.4
Nov               576.4          828.7
Dec               663.9          785.1
Dec               758.4          827.3
Dec               777.2            850
Dec               497.1            745
Dec               761.5          972.7
Jan              1572.1         1842.5
Jan              2800.6         3115.8
Jan                1911         3093.3
Jan              1992.1         2038.6
Feb              2612.5         2028.7
Feb              2647.7         1685.4
Feb              2346.1         2005.6
Feb              2140.4         1526.1
Mar              2543.6         1363.1
Mar              2264.8         1337.9
Mar             2,053.0         1421.4
Mar              2802.5         1297.1
April            2726.1         1206.3
April            2427.2         1684.2
April              2287           1087
April            1954.9           1157

Source: Mortgage Bankers' Association

                                COUNTRYWIDE TODAY

COUNTRYWIDE TODAY
--------------------------------------------------------------------------------

-       Member of S&P 500 and FORBES 500

-       Unparalleled STRATEGIC FOCUS on mortgage banking

-       Comprehensive and integrated DIVERSIFICATION efforts

-       Industry INNOVATOR and TECHNOLOGY LEADER

-       LOW COST leader

-       Demonstrated ability to generate ORGANIC GROWTH

-       Superior RISK MANAGEMENT capability

COUNTRYWIDE'S HISTORICAL PERFORMANCE:
A DECADE OF GROWTH
--------------------------------------------------------------------------------

Dollars in millions,
except per share data

                                  FY 1991        FY 2001        CAGR
                                  -------        --------       ----
PRODUCTION VOLUME                 $ 4,577        $ 68,923        31%
ENDING PIPELINE                   $   830        $ 15,423        34%
PORTFOLIO SIZE                    $15,683        $293,600        34%

NET EARNINGS                      $    22        $    374        33%
DILUTED EARNINGS PER SHARE        $  0.42        $   3.14        22%
NET WORTH                         $   133        $  3,559        39%

COUNTRYWIDE: UNIQUELY POSITIONED TO
REAP THE BENEFITS OF A REFINANCE BOOM
--------------------------------------------------------------------------------

-       Historically, Countrywide has performed well in refi boom environments

-       Market share and profitability grow rapidly in this environment

- Look to Calendar Years 1991/1992/1993 and 1997/1998 as past examples of this trend

HISTORICAL REFINANCE BOOM PERFORMANCE:
GROWTH IN FUNDINGS, SERVICING AND EARNINGS
--------------------------------------------------------------------------------

Dollars in billions, except
for earnings per share

                                                                         CALENDAR YEARS
                                        ---------------------------------------------------------------------------------
                                          1991              1992              1993              1997              1998
                                        ---------         ---------         ---------         ---------         ---------
    TOTAL MARKET ORIGINATIONS           $     562         $     894         $   1,020         $     834         $   1,507

    COUNTRYWIDE

        ORIGINATION MARKET SHARE              1.7%              3.4%              4.9%              5.2%              5.8%

        SERVICING MARKET SHARE                0.9%              1.7%              2.5%              4.2%              4.7%

        EARNINGS PER SHARE (1)          $    0.81         $    1.52         $    1.94         $    2.78 (2)     $    3.29



(1)     For fiscal year ended February 28(29) of following year.

(2)     Excludes non-recurring gain on sale of subsidiary.

COUNTRYWIDE QUICKLY CAPITALIZING ON
INCREASED REFINANCE ACTIVITY
--------------------------------------------------------------------------------

Dollars in millions


                                    [GRAPH]


                                                      Refinance Volume

                                                          Month
                          -------------------------------------------------------------------------------
                          Mar-00    Apr-00    May-00    Jun-00    Jul-00    Aug-00    Sep-00      Oct-00
                          ------    ------    ------    ------    ------    ------    ------      ------
Refinance Applications    $2,043    $1,740    $1,842    $1,757    $1,586    $2,110    $2,107      $2,919

Refinance Fundings        $1,020    $  940    $  991    $  893    $  846    $1,051    $1,099      $1,529

                                                          Month
                          -------------------------------------------------------------------
                          Nov-00       Dec-00     Jan-01      Feb-01       Mar-01      Apr-01
                          ------       ------     ------      ------       ------      ------
Refinance Applications    $3,033       $3,669      $7,595      $7,627       $9,600       $8,080

Refinance Fundings        $1,630       $1,928      $3,098      $4,207       $4,500       $5,900

                              STRATEGIC HIGHLIGHTS

PRODUCTION  STRATEGIES
--------------------------------------------------------------------------------

- Consumer Markets Division continues evolution towards "Branch of the Future"

        - Goal is to expand the reach of each branch and reduce costs through external home loan consultants (EHLC's)

        - Strong telemarketing and Internet operations, combined with distributed branch processing, position us to quickly ramp up capacity

-       Wholesale Lending Division

        - Provide long term compelling technology for business partners (CWBC, our broker website, now accounts for 87% of volume)

        -       Infrastructure adjustments to enhance productivity

-       Correspondent Lending Division

        - Create compelling value proposition for niche products which will result in an annualized total revenue growth rate of 25%

PRODUCTION STRATEGIES:  COUNTRYWIDE
CONTINUES TO EMERGE AS e-COMMERCE LEADER
--------------------------------------------------------------------------------

Dollars in Millions

                                                               FISCAL QUARTERS
                                -------------------------------------------------------------------------------        PERCENTAGE
                                                                                                         FY01           OF TOTAL
e-COMMERCE FUNDINGS              1Q01              2Q01              3Q01              4Q01              TOTAL          FUNDINGS
-------------------             ------            ------            ------            ------            -------        ----------
     RETAIL (1)                 $  828            $  872            $1,171            $2,104            $ 4,975            24%

     MORTGAGE BROKER             1,742             2,447             3,595             5,106             12,890            65%

     CORRESPONDENT               1,069             1,203             1,438             1,469              5,179            18%
                                ------            ------            ------            ------            -------            --

       TOTAL                    $3,639            $4,522            $6,204            $8,679            $23,044            33%
                                ======            ======            ======            ======            =======            ==


(1)     Includes loans originated through the Internet and telemarketing.

TOP ON-LINE MORTGAGE ORIGINATORS IN 2000
--------------------------------------------------------------------------------

Dollars in millions

                                        On-line Mortgage Originations
                                    ------------------------------------
                                                  Mortgage
Rank      Originator                Consumer       Broker         Total
----      ----------                --------      --------       -------
1         COUNTRYWIDE(1)             $3,730        $9,860        $13,590
2         Indy Mac                   $  566        $6,510        $ 7,076
3         Mortgage.com               $1,763        $    0        $ 1,763
4         LoanCity.com               $    0        $1,275        $ 1,275
5         E-Loan                     $1,219        $    0        $ 1,219
6         MortgageSelect.com         $1,000        $    0        $ 1,000
7         GMAC Mortgage              $  950        $    0        $   950
8         Cendant Mortgage           $  760        $    0        $   760
9         GreenPoint Mortgage        $    0        $  370        $   370
10        WMC Mortgage               $    0        $  358        $   358


(1) Includes loans originated through the Internet and telemarketing. Excludes $4.7 billion in correspondent loan purchases.

Source: Inside Mortgage Technology

SERVICING STRATEGIES
--------------------------------------------------------------------------------

- Servicing operations benefit from increased scale, technology advances (such as on-line billing and payment)

-       Countrywide's servicing operations geared up for refinance boom

        -       Macro-hedge: production ramps up quickly to offset runoff

        - Servicing hedge: longstanding track record of successfully using financial instruments to offset impairment

- Total domestic third party subservicing now $8.6 billion compared to $5.4 billion a year ago

        -       Plus $40 billion UK loans serviced through Global Home Loans

TECHNOLOGICAL ADVANCES IN SERVICING PROMOTE HIGH-QUALITY CUSTOMER SERVICE, REDUCED COSTS
--------------------------------------------------------------------------------

ON-LINE FUNCTION                                        BENEFIT
----------------                                        -------
ON-LINE STATEMENTS                     On-line billing and payment capabilities have
                                       enabled Countrywide to eliminate paper statements
                                       for 476,000 customers so far, 65,000 of whom are
                                       receiving on-line statements via e-mail.

ON-LINE PAYMENT                        In January, 597,000 Countrywide customers made
                                       their mortgage payments electronically (over 20%
                                       of the total portfolio) including 126,000 through
                                       the Internet.

ON-LINE DIRECT CUSTOMER SERVICE        For January, the customer service portion of our
                                       website generated 443,000 hits from 233,000 unique
                                       accounts.  Nearly 70,000 of these were first-time
                                       visitors to the website.  These customers were able
                                       to access a variety of services and functions, thereby
                                       reducing our cost of receiving and handling incoming
                                       telephone calls.

SUBSERVICING:  VA AWARDS TWO CONTRACTS TO COUNTRYWIDE
--------------------------------------------------------------------------------

-       VA recently announced award of two important contracts to Countrywide

-       Renewal of VA Vendee servicing contract

        -       68,000 loans in portfolio

-       Award of VA Master Servicing contract

        - 25,000 loans in portfolio, plus 15,000 properties being managed prior to sale

COUNTRYWIDE'S CONTINUOUS SERVICING GROWTH DESPITE INTEREST RATE VOLATILITY
--------------------------------------------------------------------------------

Dollars in billions


                                    [GRAPH]



                                                      Fiscal Year
                          ------------------------------------------------------------------------
                            1990         1991         1992         1993         1994         1995
                          --------     --------     --------     --------     --------     --------
Principal Balance         $  13.00     $  16.00     $  28.00     $  54.00     $  85.00     $ 113.00

Servicing Market Share        0.54%        0.60%        0.90%        1.70%        2.50%        3.29%

                                                      Fiscal Year
                          ------------------------------------------------------------------------
                            1996         1997         1998         1999         2000         2001
                          --------     --------     --------     --------     --------     --------
Principal Balance         $ 137.00     $ 159.00     $ 183.00     $ 215.00     $ 250.00     $ 293.60

Servicing Market Share        3.69%        3.93%        4.17%        4.70%        5.10%        5.44%


Market share source: Inside Mortgage Finance (based on calendar year).

STRATEGIC HIGHLIGHTS:  DIVERSIFICATION
--------------------------------------------------------------------------------

-       Countrywide diversification strategy designed to:

        -       Enhance earnings growth potential

        -       Reduce earnings sensitivity to interest rates

- Strategy has been successful in creating rapidly growing, highly profitable new businesses

DIVERSIFICATION:  CONSUMER DIRECT INSURANCE OPERATIONS
--------------------------------------------------------------------------------

- Countrywide Insurance Services (CIS) offers personal lines policies on a consumer-direct basis

-       One of the nation's largest captive personal lines agencies

-       522,000 policies-in-force and $232 million in annual premiums at March
        31, 2001

INSURANCE AGENCY:
CONSISTENT TRACK RECORD OF GROWTH
--------------------------------------------------------------------------------


                                    [GRAPH]



                                                         Fiscal Year End
                                        ----------------------------------------------------
                                        1997        1998        1999        2000        2001
                                        ----        ----        ----        ----        ----
Annualized Premium  ($ millions)        $ 58        $ 79        $104        $177        $227

Policies-in-Force (000's)                185         253         305         433         514

INSURANCE CARRIER AND REINSURANCE:
EXPANDING OUR PRESENCE IN INSURANCE
--------------------------------------------------------------------------------

-       BALBOA LIFE & CASUALTY

        -       Acquired by Countrywide in November 1999

        -       Formerly emphasized creditor-placed products

        - Currently focusing on synergies with agency to promote voluntary products

        -       $244 million in net written premium for FY 2001

-       SECOND CHARTER REINSURANCE

        - Captive mortgage reinsurer carries mezzanine layer of risk on our own servicing portfolio

        -       Earned $34 million in FY 01, vs. $18 million in FY 00

CAPITAL MARKETS:
MORTGAGE-RELATED INVESTMENT BANKING
--------------------------------------------------------------------------------

-       COUNTRYWIDE SECURITIES CORPORATION

        - Broker-dealer with securities trading volume of $742 billion in FY 2001 vs. $407 billion in FY 2000

-       COUNTRYWIDE SERVICING EXCHANGE

        -       Industry leading broker of mortgage servicing rights

-       COUNTRYWIDE ASSET MANAGEMENT CORPORATION

        -       Manager of distressed mortgage assets

-       COUNTRYWIDE WAREHOUSE LENDING

-       CCM INTERNATIONAL, LTD.

        -       European arm of our domestic broker-dealer, CSC

DIVERSIFICATION:  LOAN CLOSING SERVICES PROVIDED THROUGH LANDSAFE, INC.
--------------------------------------------------------------------------------

- Increases profitability of each Countrywide loan and improves control over quality of services provided

-       Strategy is to emphasize loan closing services for 3rd Parties

(VOLUME IN UNITS)                FY 2000              FY 2001
-----------------               ---------            ---------
CREDIT REPORTS                  1,419,000            1,742,000
APPRAISALS                        206,000              243,000
TITLE REPORTS                      20,000               24,000
FLOOD DETERMINATIONS              603,000              603,000

BANKING:
NEWEST DIVERSIFICATION STRATEGY
--------------------------------------------------------------------------------

-       MAJOR OBJECTIVES

        - Enhance retention and profitability of 3 million customer relationships through sale of traditional banking products

        - Increase revenue opportunities by self-managing certain functions currently outsourced to banks

        - Move management of a portion of our $4 billion in escrow accounts in-house

        -       Enhance capital structure and funding liquidity

-       STATUS

        -       Approved by FRB as a bank holding company

        - Conditional approval by OCC for acquisition of Treasury Bank, Ltd., by Countrywide's majority owned affiliate, Effinity Corp.

        -       Transaction expected to close on or about May 11, 2001

INTERNATIONAL OPERATIONS:
GHL STRATEGIC UPDATE
--------------------------------------------------------------------------------

- Strategy: continue to expand established platform in UK, while seeking opportunities in Continental Europe

-       Global Home Loans (GHL), our UK-based European joint venture

        - Originated over 100,000 loans from application to funding; currently services over 750,000 loans for Woolwich, plc

- Woolwich now aligned with Barclays, plc of the UK; provides an opportunity to expand our relationship

COUNTRYWIDE INTERNATIONAL CONSULTING SERVICES (CICS): RECENT WORLDWIDE
ENGAGEMENTS
--------------------------------------------------------------------------------

COUNTRY              PROJECT DESCRIPTION
-------              -------------------
SINGAPORE            Feasibility study on secondary market development with
                     McKinsey & Co.

JAPAN In discussions with major financial institution regarding development of servicing platform

KOREA Provide advisory services to Korea Mortgage Corporation on mortgage securitization process

COLOMBIA Developed a technology plan to support CHMC's* secondary marketing and securitization business

MEXICO Feasibility study of dollar-based lending program in border areas of Mexico


* Colombian Home Mortgage Corp.

DIVERSIFICATION:
MEANINGFUL EARNINGS IMPACT ALREADY
--------------------------------------------------------------------------------

Dollars in thousands

                                                 PRE-TAX EARNINGS
     DIVERSIFICATION                       ------------------------------
        ACTIVITY                           FY 2000               FY 2001
     ---------------                       --------              --------
   Insurance
     Agency                                $  6,041              $  4,158
     Carrier                                  7,445                22,204
     Reinsurance                             24,314                47,670
                                           --------              --------
          Subtotal                           37,800                74,032
                                           --------              --------

   Capital Markets                           32,125                44,491

   Loan Closing Services                     13,156                34,121

   Global Operations                           (856)                3,085

                                           --------              --------
     Total                                 $ 82,225              $155,729
                                           ========              ========

   Percentage of Total Earnings                  13%                   27%

DIVERSIFICATION ACTIVITIES
--------------------------------------------------------------------------------

                                                                                         FY 2001
                                                                                       % OF PRE-TAX
BUSINESS UNIT                   ACTIVITY                                                 EARNINGS
-------------                   --------                                               ------------
Insurance Agency                514,000 policies in force at FYE 2001                      0.7%
                                $227 million annualized premium FYE 2001
Insurance Carrier               $244 million net written premium FY 2001                   3.8%
Reinsurance                     Relationships with all major PMI insurers                  8.1%

Capital Markets                 $742 billion total trading volume FY 2001                  7.6%

Loan Closing Services                                                                      5.8%
    Credit Reports              1,742,000 total FY 2001
    Appraisals                  243,000 total FY 2001
    Title Reports               24,000 total FY 2001
    Flood Det.                  603,000 total FY 2001

Global Operations               GHL J.V. 50% owned with Woolwich,PLC; processing           0.5%
                                technology licensing; CICS mortgage banking
                                consulting and advisory services

HELOC                           $4.7 billion total fundings FYE 2001                      11.9%

                       COUNTRYWIDE CONVERTIBLE SECURITIES

ZERO COUPON SENIOR CONVERTIBLE NOTES
--------------------------------------------------------------------------------

- On February 2, 2001 Countrywide announced the offering of 30-year, zero coupon senior convertible notes

- Proceeds are to be used to pay down debt and for general corporate purposes

-       Terms of offering

        -       Gross proceeds of $500 million

        - Notes convertible to share of CCR common stock if the market price of the shares reaches threshold price

        -       Initial conversion premium is 30%

        -       Yield to maturity of 1%

- Countrywide management expects transaction to be accretive to future earnings

        - Estimated earnings benefit of $0.10 per share per annum under current accounting rules

                               COUNTRYWIDE OUTLOOK

COUNTRYWIDE FIVE YEAR GOALS
--------------------------------------------------------------------------------

SECTOR                                              5-YEAR GOAL
------                                              -----------
MORTGAGE ORIGINATIONS             10% market share ($100+ billion in loan originations)

MORTGAGE-RELATED INVESTMENTS      10% market share ($500 billion servicing portfolio)

B2C INSURANCE                     Triple the current annual net written premium and
                                  policies-in-force (over $700 million NWP, 1.5 million
                                  policies-in-force)

CAPITAL MARKETS                   Become the pre-eminent mortgage-related investment
                                  banker in the world

B2B INSURANCE                     Increase net written premium by 6 times ($1.5 billion)

PROCESSING & TECHNOLOGY           Achieve dominant position in UK with established
                                  operations in Western  Europe and Asia

COUNTRYWIDE OUTLOOK
--------------------------------------------------------------------------------

- Countrywide is a diversified financial services provider with "best in class" mortgage operations

- Near term: Countrywide is perfectly positioned to capitalize on surging refinance market

- Longer term: CCR's core mortgage focus, growing diversification effort and innovative global strategies create potential for growth and stability

-       Countrywide: a unique and timely investment opportunity

DISCLAIMER
--------------------------------------------------------------------------------

Certain of the information included in this document may contain forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical results or those anticipated due to a number of factors such as the direction and level of interest rates, competitive and general economic conditions in each of our business sectors, expense and the loss in our mortgage, insurance and other business sectors, general economic conditions in the United States and abroad and in the domestic and international areas in which we do business, regulatory and legislative environments in which the company operates, changes in accounting and financial reporting standards, decisions by the company to change its business mix, and other risks detailed in documents filed by the company with the Securities and Exchange Commission from time to time. Words like "believe", "expect", "should", "may", "could", "anticipated", "promising" and other expressions which indicate future events and trends identify forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statements.



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                       COUNTRYWIDE CREDIT INDUSTRIES, INC.


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NYSE:CCR                                                     WWW.COUNTRYWIDE.COM